GLOBAL DIVERSIFIED INCOME FUND

Class	A	C	P	Inst.
Ticker Symbol(s)	PGBAX	PGDCX	PGDPX	PGDIX
Principal Funds, Inc. Summary Prospectus March 1, 2016 as amended March 18, 2016, June 17, 2016, and June 23, 2016
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.principalfunds.com/prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email to prospectus@principalfunds.com.
This Summary prospectus incorporates by reference the Statutory Prospectus dated March 1, 2016 as supplemented on March 9, 2016, March 18, 2016, May 2, 2016, May 31, 2016, and June 17, 2016, and the Statement of Additional Information dated March 1, 2016 as supplemented on March 18, 2016, May 2, 2016, May 31, 2016, and June 17, 2016 (which may be obtained in the same manner as the Prospectus).
On March 15, 2016, the Board of Directors of Principal Funds, Inc. approved the hiring of Principal Global Investors, LLC (“PGI”) as a sub-advisor for the Global Diversified Income Fund. The proposal to hire PGI will be submitted for shareholder vote at a Special Meeting of Shareholders of Global Diversified Income Fund tentatively scheduled for June 28, 2016. Additional information about this proposal will be provided in the Proxy Statement that is expected to be mailed to record date shareholders of Global Diversified Income Fund in April 2016. If shareholders approve this proposal, PGI is expected to begin managing Global Diversified Income Fund assets on or about July 1, 2016.

Objective:	The Fund seeks income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 398 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	P	Inst.
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	None	None

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Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	P	Inst.
Management Fees	0.72%	0.72%	0.72%	0.72%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A	N/A
Other Expenses:
Dividend and Interest Expense on Short Sales	0.01%	0.01%	0.01%	0.01%
Remainder of Other Expenses	0.11%	0.12%	0.10%	0.05%
Total Annual Fund Operating Expenses	1.09%	1.85%	0.83%	0.78%
Expense Reimbursement (1)	N/A	N/A	—%	N/A
Total Annual Fund Operating Expenses after Expense Reimbursement	1.09%	1.85%	0.83%	0.78%
(1)     Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20% for Class P shares. It is expected that the expense limit will continue through the period ending February 28, 2017; however, Principal Funds, Inc. and Principal, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$482	$709	$953	$1,654
Class C	288	582	1,001	2,169
Class P	85	265	460	1,025
Institutional Class	80	249	433	966
With respect to Class C shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$188	$582	$1,001	$2,169
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76.9% of the average value of its portfolio.

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Principal Investment Strategies
The Fund generally invests a majority of its assets in fixed income securities, such as high yield bonds (also known as "junk" bonds), preferred securities, commercial mortgage-backed securities, and emerging market debt securities, in an effort to provide incremental yields over a portfolio of government securities. In addition, the Fund invests in equity securities to provide incremental dividend yields and diversify fixed-income related risks in the Fund. The Fund generally invests a portion of its assets in equity securities of global companies principally engaged in the real estate industry, equity securities of global infrastructure companies, value equities of global companies, and master limited partnerships (“MLPs”) and other entities in the energy infrastructure sector. As described below, the Fund will use some derivative strategies. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index.
As a Fund that invests globally, some of the Fund's strategies involve investing in foreign securities. The Fund typically invests in foreign securities of at least 10 countries and at least 30% of its net assets in foreign securities.
In managing the Fund, Principal Management Corporation ("Principal"), the Fund’s investment advisor, determines the Fund's strategic asset allocation among the following general investment categories, which are executed by multiple sub-advisors: high yield, preferred securities, emerging market debt, global real estate, commercial mortgage-backed securities, MLPs, global value equity, and publicly-traded infrastructure. The Fund may add additional investment categories. The Fund seeks to provide yield by having each sub-advisor focus on those securities offering the best potential for yield, taking risk into consideration, within their respective investment categories.
The Fund also purchases and sells call and put options on equity indexes and exchange-traded funds (“ETFs”) in order to obtain long or short exposures to certain assets categories of the Fund. The primary purpose of this investment strategy is to reduce portfolio volatility in the Fund. Principal determines the asset categories on which this strategy is applied, which may include global real estate securities, global value equity, MLPs, and/or publicly-traded infrastructure investments.
A portion of the Fund's assets is invested in high yield and other income-producing securities including bank loans and corporate bonds. These include foreign securities issued in both USD and non-USD. "High yield" securities are below investment grade bonds (sometimes called "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by Standard & Poor's Rating Service ("S&P") (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative with respect to the issuer's ability to pay interest and to repay principal. This portion of the Fund also invests in currency forwards and currency options to hedge currency risk.
A portion of the Fund's assets is invested primarily in preferred securities of U.S. and non-U.S. companies. This portion of the Fund focuses primarily on the financial services, real estate investment trust ("REIT"), and utility industries.
A portion of the Fund's assets is invested in a diversified portfolio of fixed income securities issued primarily by governments, their agencies, local authorities and instrumentalities, and corporate entities domiciled in or exercising the predominant part of their economic activities in emerging markets. This portion of the Fund is not managed to a particular maturity or duration. This portion of the Fund also invests in interest rate swaps or Treasury futures to manage fixed income exposure; credit default swaps to increase or decrease in an efficient manner exposures to certain sectors or individual issuers; total return swaps to increase or decrease in an efficient manner exposures to certain sectors; and currency forwards and currency options to hedge currency risk and express views on the direction of currency. Here, "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and MSCI Emerging Markets Index) and any country included in any J.P. Morgan Emerging Market Bond Index. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, and New Zealand, and most nations located in Western Europe.

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A portion of the Fund's assets is invested in equity securities of global real estate companies. A real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include REITs, REIT-like entities, and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as building supply manufacturers, mortgage lenders, and mortgage servicing companies.
A portion of the Fund’s assets is invested in commercial mortgage-backed securities, which are bonds that are secured by first mortgages on commercial real estate.
A portion of the Fund's assets is invested in MLPs and companies that are organized as corporations, limited liability companies or limited partnerships in the energy infrastructure sector. Energy infrastructure companies are engaged in the transportation, storage, processing, refining, marketing, exploration, production, or mining of any mineral or natural resource. This portion of the Fund invests primarily in the mid-stream energy infrastructure market, which is comprised mostly of the following: crude oil and refined products pipeline, storage, and terminal assets; natural gas gathering and transportation pipelines, processing, and storage facilities; propane distributors; energy commodity marine transportation (including liquefied natural gas transportation and processing); and other energy infrastructure assets. Most pipelines do not own the energy products they transport and, as a result, are not directly exposed to commodity price risk.
A portion of the Fund's assets is invested in a diversified portfolio of value equity securities of companies located or operating in the U.S. and foreign countries, including emerging markets. Investing in value equity securities, is an investment strategy that emphasizes buying equity securities that appear to be undervalued.
A portion of the Fund's assets is invested in publicly-listed infrastructure companies (domestic and foreign public utility, energy, and transportation companies). Publicly-listed infrastructure equity securities trade on an exchange and include companies involved to a significant extent in providing products, services or equipment for: transportation (including toll roads, airports, railways, and ports); the generation, transmission or distribution of electricity, gas or water (utilities); or telecommunications activities as well as in companies involved in the discovery, development, production, generation, transmission, refinement, measurement, trading, marketing or distribution of energy.
During the fiscal year ended October 31, 2015, the average ratings of the Fund’s fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

0.93% in securities rated Aaa	17.87% in securities rated Baa	14.66% in securities rated Caa	0.56% in securities rated D
1.55% in securities rated Aa	22.73% in securities rated Ba	0.13% in securities rated Ca	8.97% in securities not rated
3.31% in securities rated A	29.29% in securities rated B	0.00% in securities rated C
On or about June 30, 2016, delete the first ten paragraphs under Principal Investment Strategies and replace with the following:
The Fund generally invests a majority of its assets in fixed income securities, such as high yield bonds (also known as "junk" bonds), preferred securities, commercial mortgage-backed securities, and emerging market debt securities, in an effort to provide incremental yields over a portfolio of government securities. In addition, the Fund invests in equity securities to provide incremental dividend yields and diversify fixed-income related risks in the Fund. The Fund generally invests a portion of its assets in equity securities of global companies principally engaged in the real estate industry, equity securities of global infrastructure companies, and value equities of global companies. As described below, the Fund will use some derivative strategies. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index.
As a Fund that invests globally, some of the Fund's strategies involve investing in foreign securities. The Fund typically invests in foreign securities of at least 10 countries and at least 30% of its net assets in foreign securities.

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In managing the Fund, Principal Management Corporation ("Principal"), the Fund’s investment advisor, determines the Fund's strategic asset allocation among the following general investment categories, which are executed by multiple sub-advisors: high yield, preferred securities, emerging market debt, global real estate, commercial mortgage-backed securities, global value equity, and publicly-traded infrastructure. The Fund may add additional investment categories. The Fund seeks to provide yield by having each subadvisor focus on those securities offering the best potential for yield, taking risk into consideration, within their respective investment categories.
The Fund also purchases and sells call and put options on equity indexes and exchange-traded funds (“ETFs”) in order to obtain long or short exposures to certain asset categories of the Fund. The primary purpose of this investment strategy is to reduce portfolio volatility in the Fund. Principal determines the asset categories on which this strategy is applied, which may include global real estate securities, global value equity, and/or publicly-traded infrastructure investments.
A portion of the Fund's assets is invested in high yield and other income-producing securities including bank loans and corporate bonds. These include foreign securities issued in both USD and non-USD. "High yield" securities are below investment grade bonds (sometimes called "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by Standard & Poor's Rating Service ("S&P") (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative with respect to the issuer's ability to pay interest and to repay principal. This portion of the Fund also invests in currency forwards and currency options to hedge currency risk.
A portion of the Fund's assets is invested primarily in preferred securities of U.S. and non-U.S. companies. This portion of the Fund focuses primarily on the financial services, real estate investment trust ("REIT"), and utility industries.
A portion of the Fund's assets is invested in a diversified portfolio of fixed income securities issued primarily by governments, their agencies, local authorities and instrumentalities, and corporate entities domiciled in or exercising the predominant part of their economic activities in emerging markets. This portion of the Fund is not managed to a particular maturity or duration. This portion of the Fund also invests in interest rate swaps or Treasury futures to manage fixed income exposure; credit default swaps to increase or decrease in an efficient manner exposures to certain sectors or individual issuers; total return swaps to increase or decrease in an efficient manner exposures to certain sectors; and currency forwards and currency options to hedge currency risk and express views on the direction of currency. Here, "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and MSCI Emerging Markets Index) and any country included in any J.P. Morgan Emerging Market Bond Index. These countries generally exclude the U.S., Canada, Japan, Australia, and New Zealand, and most nations located in Western Europe.
A portion of the Fund's assets is invested in equity securities of global real estate companies. A real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include REITs, REIT-like entities, and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as building supply manufacturers, mortgage lenders, and mortgage servicing companies.
A portion of the Fund’s assets is invested in commercial mortgage-backed securities, which are bonds that are secured by first mortgages on commercial real estate.

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Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Bank Loans Risk. Changes in economic conditions are likely to cause issuers of bank loans (also known as senior floating rate interests) to be unable to meet their obligations. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Underlying credit agreements governing the bank loans, reliance on market makers, priority of repayment and overall market volatility may harm the liquidity of loans.
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Credit Default Swaps. Credit default swap agreements involve specific risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

•
Currency Contracts. Derivatives related to currency contracts involve the specific risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.

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Forward Contracts, Futures and Swaps. Forward contracts, futures, and swaps involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the forward contract, future, or swap; possible lack of a liquid secondary market for a forward contract, future, or swap and the resulting inability to close a forward contract, future, or swap when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

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Options. Options involve specific risks, including: imperfect correlation between the change in market value of the instruments held by the fund and the price of the options, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.

Emerging Markets Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

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Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Master Limited Partnership ("MLP") Risk. MLPs are publicly-traded limited partnership interests or units. An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Preferred Securities Risk. Preferred securities are securities with a lower priority claim on assets or earnings than bonds and other debt instruments in a company's capital structure, and therefore can be subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, interest rate risk, and redeeming the security prior to the stated maturity date.
Real Estate Investment Trusts (“REITs”) Risk. In addition to risks associated with investing in real estate securities, REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. Investment in REITs also involves risks similar to risks of investing in small market capitalization companies, such as limited financial resources, less frequent and limited volume trading, and may be subject to more abrupt or erratic price movements than larger company securities. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Securitized Products Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
Volatility Mitigation Risk.  Volatility mitigation strategies may increase fund transaction costs, which could increase losses or reduce gains. These strategies may not protect the fund from market declines and may reduce the fund’s participation in market gains.

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On or about June 30, 2016, under Principal Risks, delete the Master Limited Partnership Risk, and add the following risk in alphabetical order:
U.S. Government Sponsored Securities Risk. Securities issued by the U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Classes A, C, and P - www.principalfunds.com.

•	For Institutional Class - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges on Class A shares; if they did, the results would be lower. The table shows, for each class of shares of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund results are measured from the date the Fund's shares were first sold (December 15, 2008).
For periods prior to the inception date of Class P shares (September 27, 2010), the performance shown in the table for Class P shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses of Class P shares. These adjustments for Class P shares result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on December 15, 2008.
Total Returns as of December 31 (Class A shares)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	20.93%
Lowest return for a quarter during the period of the bar chart above:	Q3 '11	(8.15)%

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Average Annual Total Returns
For the periods ended December 31, 2015	1 Year	5 Years	Life of Fund
Class A Return Before Taxes	(6.20)%	4.59%	10.91%
Class A Return After Taxes on Distributions	(7.95)%	2.58%	8.25%
Class A Return After Taxes on Distribution and Sale of Fund Shares	(3.35)%	2.85%	7.71%
Class C Return Before Taxes	(4.20)%	4.61%	10.67%
Class P Return Before Taxes	(2.28)%	5.67%	11.68%
Institutional Class Return Before Taxes	(2.23)%	5.74%	11.81%
Barclays U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses, or taxes)	(4.43)%	5.03%	14.35%
Barclays Global Credit Index (reflects no deduction for fees, expenses, or taxes)	(3.39)%	3.19%	6.45%
Barclays Global High Yield Index (reflects no deduction for fees, expenses, or taxes)	(2.72)%	5.19%	14.28%
MSCI ACWI Value Index (reflects no deduction for fees, expenses, or taxes)	(6.26)%	4.79%	9.44%
Global Diversified Income Blended Index (reflects no deduction for fees, expenses, or taxes)	(3.94)%	4.37%	9.85%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Performance of a blended index shows how the Fund’s performance compares to a blend of indices with similar investment objectives. Performance of each component of the blended index is also shown. The weightings for the Global Diversified Income Blended Index are: 40% Barclays Global Credit Index; 30% Barclays Global High Yield Index; and 30% MSCI ACWI Value Index. The custom or blended index returns reflect the allocation in effect for the time period(s) for which the fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	Jake S. Anonson (since 2014), Portfolio Manager

•	Jessica S. Bush (since 2014), Portfolio Manager

•	Marcus W. Dummer (since 2014), Portfolio Manager

•	Kelly A. Grossman (since 2010), Portfolio Manager

•	Benjamin E. Rotenberg (since 2014), Portfolio Manager
Sub-Advisors:
Analytic Investors, LLC
Colonial First State Asset Management (Australia) Limited
DDJ Capital Management, LLC
Guggenheim Partners Investment Management, LLC
Logan Circle Partners, L.P.
Post Advisory Group, LLC
Principal Global Investors, LLC
Principal Real Estate Investors, LLC
Spectrum Asset Management, Inc.
Stone Harbor Investment Partners LP
Tortoise Capital Advisors, L.L.C. (delete on or about June 30, 2016)
W. H. Reaves & Co., Inc. (doing business as Reaves Asset Management)

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Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and C	Initial Investment	$1,000(1)
A and C	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A and C	Subsequent Investments	$100(1)(2)
P and Institutional	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

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